SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):   March 15, 2004

First National Bancshares, Inc.
(Exact name of registrant
as specified in its charter)

South Carolina	333-87503	58-2466370
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

215 N. Pine Street, Spartanburg, South Carolina   29302
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code: (864) 948-9001

Not Applicable
(Former name or former address, if changed since last report.)

Item 5.  Other Events.

On March 15, 2004, First National Bancshares, Inc., the bank holding company for First National Bank of Spartanburg, issued a press release announcing that it has formed a small business lending division to be based in Greenville. The division will operate under the name First National Business Capital and will specialize in originating, selling and servicing loans through the US Small Business Administration’s various loan programs. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements.  Pro Forma Financial Information and Exhibits.

             (c)          Exhibits

             Exhibit No.       Exhibit

             99.1                    Press Release of First National Bancshares, Inc. dated March 15, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANCSHARES, INC. By: /s/ Jerry L. Calvert Name: Jerry L. Calvert Title: Chief Executive Officer

Dated:  March 15, 2004

EXHIBIT INDEX

Exhibit Number                        Description

99.1                   Press Release dated March 15, 2004

4